UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2011 (July 28, 2011)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-22537-01 (Commission File Number)	23-2215075 (IRS Employer Identification No.)
Philadelphia and Reading Avenues,
Boyertown, PA 19512
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

On July 28, 2011, National Penn issued a press release reporting that its banking subsidiary, National Penn Bank, and the Office of the Comptroller of the Currency have terminated the informal Memorandum of Understanding (MOU) entered into on January 27, 2010.  The press release concerning the termination of the MOU is filed herein as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release of National Penn Bancshares, Inc., dated July 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By:	/s/ Scott V. Fainor
Name:	Scott V. Fainor
Title:	President and CEO

Dated: July 28, 2011

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Press Release of National Penn Bancshares, Inc., dated July 28, 2011.	Furnished herewith.